EXHIBIT 2D

             Amendment No. 2 to Plan of Merger, dated May 27, 1998,
                by and between First National Community Bank and
                     First National Community Interim Bank.

                                 AMENDMENT No. 2
                                       TO
                                 PLAN OF MERGER


     THIS AMENDMENT, made as of this 27th day of May, 1998, to that certain Plan of Merger, dated March 12, 1997 (the "Plan"), as amended on December 17, 1997, by and between First National Community Bank (the "Bank"), a banking association organized under the laws of the United States, and First National Community Interim Bank (the "Interim Bank"), a banking association organized under the laws of the United States (Collectively, the Bank and the Interim Bank are referred to herein as the "Parties").

     WHEREAS, the Parties desire to extend the date of termination of the Plan, which, as currently in effect, will automatically expire on June 30, 1998;

     NOW, THEREFORE in consideration of the mutual promises set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, and intending to bind their respective successors and assigns, mutually agree as follows:

     1.   Section 11 of the Plan is amended in its entirety to read as follows:

                                   Section 11.

     This Agreement may be terminated by the unilateral action of the Board of Directors of either participant prior to the approval of the participant's stockholders or by the mutual consent of the Board of Directors of both participants after the stockholders have taken affirmative action. Time is of the essence in this Agreement. If for any reason the transaction contemplated herein is not consummated by December 31, 1998, this Agreement shall terminate automatically unless extended, in writing, by mutual action of the Boards of Directors of each participant.

     2. All remaining provisions of the Plan shall remain in full force and effect.

     3. Unless otherwise defined herein, all capitalized terms, used in this Amendment and that are defined in the Plan shall have the respective meanings therein ascribed to them.



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     IN WITNESS  WHEREOF,  the Parties  hereto have caused this Amendment to the
Plan to be executed as of the day and year first written above, pursuant to a resolution of its respective Board of Directors, acting by a majority thereof .

ATTEST:                            FIRST NATIONAL COMMUNITY BANK

/s/ Robert J. Mancuso                   By: /s/ J. David Lombardi
--------------------------                  --------------------------------
Robert J. Mancuso, Cashier                  J. David Lombardi, President

                                            /s/ Angelo F. Bistocchi
                                            --------------------------------
                                            Angelo F. Bistocchi

                                            /s/ Michael G. Cestone
                                            --------------------------------
                                            Michael G. Cestone

                                            /s/ Michael J. Cestone, Jr.
                                            --------------------------------
                                            Michael J. Cestone, Jr.

                                            /s/ Dominick L. DeNaples
                                            --------------------------------
                                            Dominick L. DeNaples

                                            /s/ Louis A. DeNaples
                                            --------------------------------
                                            Louis A. DeNaples

                                            /s/ Joseph J. Gentile
                                            --------------------------------
                                            Joseph J. Gentile

                                            /s/ Martin F. Gibbons
                                            --------------------------------
                                            Martin F. Gibbons

                                            /s/ Joseph O. Haggerty
                                            --------------------------------
                                            Joseph O. Haggerty


                                            --------------------------------
                                            George N. Juba

                                            /s/ J. David Lombardi
                                            --------------------------------
                                            J. David Lombardi

                                            /s/ John R. Thomas
                                            --------------------------------
                                            John R. Thomas

                                   Directors of First National Community Bank
                                   Lackawanna County, Pennsylvania



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ATTEST:                                 FIRST NATIONAL COMMUNITY INTERIM BANK


/s/ Robert J. Mancuso                   By: /s/ J. David Lombardi
--------------------------                  --------------------------------
Robert J. Mancuso, Cashier                  J. David Lombardi, President

                                            /s/ Angelo F. Bistocchi
                                            --------------------------------
                                            Angelo F. Bistocchi

                                            /s/ Michael G. Cestone
                                            --------------------------------
                                            Michael G. Cestone

                                            /s/ Michael J. Cestone, Jr.
                                            --------------------------------
                                            Michael J. Cestone, Jr.

                                            /s/ Dominick L. DeNaples
                                            --------------------------------
                                            Dominick L. DeNaples

                                            /s/ Louis A. DeNaples
                                            --------------------------------
                                            Louis A. DeNaples

                                            /s/ Joseph J. Gentile
                                            --------------------------------
                                            Joseph J. Gentile

                                            /s/ Martin F. Gibbons
                                            --------------------------------
                                            Martin F. Gibbons

                                            /s/ Joseph O. Haggerty
                                            --------------------------------
                                            Joseph O. Haggerty


                                            --------------------------------
                                            George N. Juba

                                            /s/ J. David Lombardi
                                            --------------------------------
                                            J. David Lombardi

                                            /s/ John R. Thomas
                                            --------------------------------
                                            John R. Thomas

                                         Directors of First National Community
                                         Interim Bank, Lackawanna County,
                                         Pennsylvania

COMMONWEALTH OF PENNSYLVANIA     :
                                 :  SS.
COUNTY OF LACKAWANNA             :

     On this 27, May, 1998, before me, a Notary Public for the State and County aforesaid, personally came J. David Lombardi, as President, and Robert J. Mancuso, as Cashier, of First National Community Bank (the "Bank"), and each in his capacity acknowledged the foregoing instrument to be the act and deed of the Bank and the seal affixed thereto to be its seal; and came also Angelo F. Bistocchi, Michael G. Cestone, Michael J. Cestone, Jr., Dominick L. DeNaples, Louis A. DeNaples, Joseph J. Gentile, Martin F. Gibbons, Joseph O. Haggerty, J. David Lombardi and John R. Thomas, being at least a majority of the Board of Directors of the Bank, and each of them acknowledged said instrument to be the act and deed of the Bank and of himself as director thereof.

         WITNESS my official seal and signature this day and year aforesaid.

                                              /s/ Nancy T. Michalik
                                              --------------------------------
(Seal of Notary)                              Notary Public, Lackawanna County
                                              My commission expires:Aug. 7, 1999

COMMONWEALTH OF PENNSYLVANIA       :
                                   : SS.
COUNTY OF LACKAWANNA               :

     On this 27, May, 1998, before me, a Notary Public for the Commonwealth and County aforesaid, personally came J. David Lombardi, as President, and Robert J. Mancuso, as Cashier, of First National Community Interim Bank (the "Interim Bank"), and each in his capacity acknowledged the foregoing instrument to be the act and deed of the Interim Bank and the seal affixed thereto to be its seal; and came also Angelo F. Bistocchi, Michael G. Cestone, Michael J. Cestone, Jr., Dominick L. DeNaples, Louis A. DeNaples, Joseph J. Gentile, Martin F. Gibbons, Joseph O. Haggerty, J. David Lombardi and John R. Thomas, being at least a majority of the Board of Directors of the Interim Bank and each of them acknowledged said instrument to be the act and deed of the Interim Bank and of himself as a director thereof.

         WITNESS my official seal and signature this day and year aforesaid.

                                              /s/ Nancy T. Michalik
                                              --------------------------------
(Seal of Notary)                              Notary Public, Lackawanna County
                                              My commission expires: Aug 7, 1999